UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2007

SIERRA HEALTH SERVICES, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Nevada	1-8865	88-0200415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2724 North Tenaya Way
Las Vegas, Nevada 89128
(Address of principal executive offices including zip code)

(702) 242-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 12, 2007, Sierra Health Services, Inc., a Nevada Corporation (“Sierra”), announced that it had entered into an Agreement and Plan of Merger, dated as of March 11, 2007 (the “Merger Agreement”), with UnitedHealth Group Incorporated, a Minnesota corporation (“UnitedHealth Group”), and Sapphire Acquisition, Inc., a Nevada corporation and an indirect wholly-owned subsidiary of UnitedHealth Group (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Sierra (the “Merger”), with Sierra continuing as the surviving Company.

At the effective time of the Merger, each issued and outstanding share of Sierra common stock (other than shares owned by UnitedHealth Group or Merger Sub, which shares will be cancelled), will be converted into the right to receive $43.50 in cash, on the terms specified in the Merger Agreement.

UnitedHealth Group and Sierra have each made representations and warranties to each other in the Merger Agreement. Sierra has made certain covenants in the Merger Agreement, including, among others, covenants, subject to certain exceptions, (A) to conduct its business in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger, (B) to cause a stockholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement, (C) for its Board of Directors to recommend adoption and approval by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (D) not to solicit proposals relating to alternative business combination transactions, (E) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, and (F) to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (including obtaining necessary governmental consents and approvals) to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. In addition, UnitedHealth Group has made certain covenants in the Merger Agreement, including, among others, covenants, subject to certain exceptions, (A) relating to employee matters and (B) to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (including obtaining necessary governmental consents and approvals) to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

Completion of the Merger is subject to various conditions, including, among others, (i) approval of the holders of a majority of the outstanding shares of Sierra common stock, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order, injunction or other judgment or decree prohibiting the consummation of the Merger, (iv) receipt of required governmental consents and approvals without negative regulatory action, and (v) subject to certain exceptions, the accuracy of the representations and warranties of Sierra and UnitedHealth Group, as applicable, and compliance by Sierra and UnitedHealth Group with their respective obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for both Sierra and UnitedHealth Group, and further provides that, upon termination of the Merger Agreement under specified circumstances, Sierra may be required to pay UnitedHealth Group a termination fee of $85.0 million and in other circumstances, UnitedHealth Group may be required to pay Sierra a termination fee of $25.0 million.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The Merger Agreement is attached as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Sierra, UnitedHealth Group or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about any of the parties to such agreement.

Item 8.01 Other Events

A joint press release announcing the execution of the Merger Agreement was issued by Sierra and UnitedHealth Group on March 12, 2007. The joint press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the Merger and other transactions contemplated by the Merger Agreement, Sierra intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement and related proxy solicitation materials. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, INVESTORS AND HOLDERS OF SIERRA COMMON STOCK ARE URGED TO READ THEM, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, they will be available for free (along with other documents and reports filed by Sierra and UnitedHealth Group with the SEC), at the SEC’s website, http://www.sec.gov. In addition, investors and Sierra stockholders may obtain free copies of the documents filed with the SEC by Sierra by a written request to Sierra Health Services, Inc., P.O. Box 15645, Las Vegas, NV 89114-5645, Attention: Investor Relations.

Participants in the Solicitation

Sierra and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Sierra common stock in connection with the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Sierra is set forth in the proxy statement for Sierra’s Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2006. Investors may obtain additional information regarding the interests of such participants in the Merger and the other transactions contemplated by the Merger Agreement by reading the proxy statement and related proxy solicitation materials if and when they become available.

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Sierra common stock in connection with the proposed transactions. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2006. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

Forward-Looking Statements

This Form 8-K and its exhibits may contain statements, estimates or projections that constitute “forward-looking” statements as defined under U.S. federal securities laws. Generally the words “believe,” “expert,” “intend,” “estimate,” “anticipate,” “could,” “may,” “project,” “will” and variations thereof or similar expressions identify forward-looking statements, which generally are not historical in nature. These forward-looking statements are based on current expectations and projections about future events. By their nature, forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, among others, our ability to consummate the merger with UnitedHealth Group, whether operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected; the regulatory approvals required to complete the merger may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing and completion of the merger; and those risks and uncertainties found in our filings and reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibits	Description
2.1	Agreement and Plan of Merger by and among UnitedHealth Group Incorporated, Sapphire Acquisition, Inc. and Sierra Health Services, Inc. Dated as of March 11, 2007.
99.1	Joint press release issued by Sierra Health Services, Inc. and UnitedHealth Group Incorporated on March 12, 2007.
99.2	Materials distributed to the employees of Sierra Health Services, Inc. and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA HEALTH SERVICES, INC.
(Registrant)

Date: March 12, 2007	/S/ FRANK E. COLLINS
Frank E. Collins
Senior Executive Vice President, Legal & Administration, and Secretary

EXHIBIT INDEX

Exhibits	Description
2.1	Agreement and Plan of Merger by and among UnitedHealth Group Incorporated, Sapphire Acquisition, Inc. and Sierra Health Services, Inc. Dated as of March 11, 2007.
99.1	Joint press release issued by Sierra Health Services, Inc. and UnitedHealth Group Incorporated on March 12, 2007.
99.2	Materials distributed to the employees of Sierra Health Services, Inc. and its subsidiaries.